                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   May 4, 2001


                             CLICK COMMERCE, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                      0-30881                   36-4088644
------------------------       ----------------------         --------------
State or other juris-         (Commission File Number)        (IRS Employer
diction of incorporation                                      Identification
or organization                                               No.)


200 East Randolph Drive, Suite 4900, Chicago, IL                   60601
------------------------------------------------                ----------
    (Address of principal executive office)                     (Zip Code)


      Registrant's telephone number, including area code  (312) 482-9006



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On May 4, 2001, Click Commerce, Inc. (the "Company") issued a press release announcing that it had agreed to provide Compaq Computer Corporation ("Compaq") with an early partial release of the market stand off agreement entered into with the Company covering the common stock held by CPQ Holdings, Inc., a wholly-owned subsidiary of Compaq, in consideration for Compaq's entering into a Software License Purchase Agreement under which it will make payments totaling $1.75 million to the Company.

     A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

     SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT of 1995 within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended: Statements in this press release that are not historical facts and refer to the company's future prospects are "forward looking statements" under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by words such as "expect," "anticipate," "intend," "believe," "hope," "assume," "estimate" and other similar words and expressions. The statements are subject to risks and uncertainties and actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including but not limited to, the ability of Click Commerce to execute on its plan to enter into strategic alliances with system integrators and business consultants, the extent of customer acceptance and utilization of Click Commerce's Channel Management solutions, the impact of competitive products and services, the company's ability to manage growth and to develop new and enhanced versions of its products and services, the effect of economic and business conditions, the volume and timing of customer contracts, the company's ability to expand overseas, changes in technology, deployment delays or errors associated with the company's products and the company's ability to protect its intellectual property rights. For a discussion of these and other risk factors that could affect Click Commerce's business, see "Risk Factors" in Click Commerce's annual report on Form 10-K for the year ended December 31, 2000, which is on file with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     ( c )    Exhibits

     The following exhibit is included with this report:

     Exhibit 99       Press release dated May 4, 2001
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CLICK COMMERCE, INC.


Dated:  May 8, 2001               BY:  /s/  Rebecca S. Maskey
                                       ----------------------
                                       Rebecca S. Maskey
                                       Executive Vice President,
                                       Chief Financial Officer and
                                       Treasurer



                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number    Description
------    -----------

99        Press Release dated May 4, 2001